UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12
GOPRO, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates to the proposed merger of GoPro, Inc. (“GoPro”), a Delaware corporation, with Starman Optical, Inc., a Delaware corporation (“Merger Sub”), pursuant to the Agreement and Plan of Merger by and among GoPro, Action Acquisitions LLC, a Delaware limited liability company (“Parent”), and Merger Sub, a wholly owned subsidiary of Parent, dated September 1, 2026 (the “Merger”).

This filing contains a press release issued by GoPro on October 19, 2026 related to the Merger.

GoPro Files Preliminary Proxy Statement;
Proposed Merger with Starman Optical on Track
Companies reaffirm commitment to completing the proposed merger on previously announced terms
Financial restatement reflects non-cash accounting adjustments
SAN MATEO, Calif., October 19, 2026 - GoPro, Inc. (NASDAQ: GPRO) today announced that it has filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) in connection with its previously announced proposed merger with Starman Optical, Inc.
“Filing the preliminary proxy is the next step toward closing, and we’re working closely with Starman to complete the remaining steps efficiently,” said Nicholas Woodman, Founder and CEO of GoPro.
“Both companies and management teams remain fully aligned and committed to completing the proposed transaction on the previously announced terms as quickly as possible,” said Charles Tebele, Chief Executive Officer of Starman Holding. “Today’s proxy statement is another signal that we are on track.”
GoPro (the “Company”) also announced that it has filed amendments to its Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and its Quarterly Report for the quarter ended June 30, 2026, with the SEC to restate certain previously issued financial statements due to accounting errors in the valuation related to certain warrants issued in 2025 in conjunction with the Company’s debt agreements, errors in the accounting for certain warrants issued in connection with the 2025 Credit Agreement and measurement of the embedded conversion derivative liability associated with the Convertible Debentures issued in February 2026. The restatement involves non-cash accounting adjustments and does not affect the Company's previously reported revenue or operating cash flows for the impacted periods. As the historical accounting errors and consequent restatement constitute a default or event of default under each of the Company’s credit facilities, convertible debentures and senior secured notes, the Company has requested and obtained waivers from default under each of the facilities, convertible debentures and senior secured notes.
Additional details regarding the restatement and proposed merger are available in the Company's SEC filings, including the Company’s Current Report on Form 8-K filed on October 16, 2026.
About GoPro, Inc. (NASDAQ: GPRO)
GoPro helps the world capture and share itself in immersive and exciting ways.
Connect with GoPro on Instagram, YouTube, TikTok, Facebook, X, LinkedIn, and GoPro's blog, The Current. Members of the press can access official logos and imagery on our press portal. For more information, visit GoPro.com.
GoPro, HERO, MAX, MISSION and their respective logos are trademarks or registered trademarks of GoPro, Inc. in the United States and other countries.

No Offer or Solicitation

This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the proposed transaction involving GoPro and Parent. In connection with the proposed transaction, GoPro has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement. This document is not a substitute for the proxy statement or any other document that GoPro may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF GOPRO ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, THAT ARE AVAILABLE OR WILL BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT GOPRO AND THE PROPOSED TRANSACTION. The materials filed and to be filed by GoPro will be made available to GoPro’s investors and stockholders at no expense to them and copies may be obtained free of charge on GoPro’s website at https://investor.gopro.com/. In addition, all of those materials that are or will be available at no charge on the SEC’s website at www.sec.gov.

GoPro and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of GoPro stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of GoPro’s executive officers and directors in the solicitation by reading GoPro’s proxy statement for its 2026 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended, and the subsequent Quarterly Reports on Form 10-Q, as amended, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of GoPro’s participants in the solicitation, which may, in some cases, be different than those of GoPro’s stockholders generally, are set forth in the proxy statement relating to the proposed transaction.

Forward-Looking Statements

This filing may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance and outlook of GoPro's business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of GoPro; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for GoPro will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require GoPro to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on GoPro's ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management's attention from GoPro's ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) changes in general economic, competitive, technological and/or industry-specific conditions affecting the businesses and industries in which GoPro operates; (x) actions by third parties, including government agencies, (xi) uncertainty regarding the expected financial performance of GoPro following completion of the proposed transaction; (xii) failure to realize the anticipated benefits of the proposed transaction within the expected time frame or at all, including as a result of a delay in completing the proposed transaction; (xiii) the ability of GoPro to implement its business strategy; and (xiv) other risk factors detailed from time to time in GoPro's reports filed with the SEC, including GoPro's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC, including documents that are or will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. GoPro does not undertake, and expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.